Execution Counterpart

                            THE COLONIAL GROUP, INC.


                                CREDIT AGREEMENT

                                Amendment No. 4

      This Agreement, dated as of April 11, 1996, is among The Colonial Group, Inc., a Massachusetts corporation (the "Company"), The First National Bank of Boston and the other Lenders (as defined below) and The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders. The parties agree as follows:

1. Reference to Credit Agreement; Definitions. Reference is made to the Credit Agreement dated as of May 5, 1993, as amended and restated as of December 17, 1993 (as amended, modified and in effect from time to time, the "Credit Agreement"), among the Company, the Lenders and the Agent. Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, the capitalized terms "Section" and "Exhibit" refer to sections hereof and exhibits hereto.


2. Amendments to Credit Agreement. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth in Section 3, the Credit Agreement is amended as follows, effective upon the date (the "Amendment Date") that the conditions specified in
Section 4 are satisfied, which conditions must be satisfied no later than April 12, 1996:


      2.1. Amendment to Section 1.44. Section 1.44 of the Credit Agreement is amended to read in its entirety as follows:


                 "1.44. "Conversion Date" means April 11, 1997 or such later date as determined in accordance with Section 2.5."


      2.2. Amendment to Section 1.67. Section 1.67 of the Credit Agreement is amended to read in its entirety as follows:


                  "1.67. "Final Maturity Date" means April 11, 2002 or such later date as determined in accordance with Section 2.5."


      2.3. Amendment to Section 1.91. Section 1.91 of the Credit Agreement is amended to read in its entirety as follows:


                  "1.91. "Maximum Amount of Credit" means, on any date, the least of:

                        (a)  $80,000,000;

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                        (b)  the Consolidated Unreimbursed Sales Commissions as
reported for the most recent Tuesday for which such report is required to be furnished to the Lenders in accordance with Section 6.4.3;

                        (c) the Consolidated Contingent Redemption Amount as reported for the most recent month for which such report is required to be furnished to the Lenders in accordance with Section 6.4.3;

                        (d) the Distribution Fees Collectible as reported for the most recent month for which such report is required to be furnished to the Lenders in accordance with Section 6.4.3; and

                        (e) to the extent less than the Maximum Amount of Credit then in effect, such amount (in a minimum amount of $10,000,000 and an integral multiple of $1,000,000) specified by irrevocable notice from the Company to the Lenders."

      2.4. Amendment to Section 6.5.2. Section 6.5.2 of the Credit Agreement is amended to read in its entirety as follows:


                  "6.5.2. Consolidated Net Worth. Consolidated Net Worth shall at all times equal or exceed $50,000,000."

      2.5. Amendment to Section 10.1. The table in Section 10.1 of the Credit Agreement is amended to read in its entirety as follows:


                             Maximum Principal        Percentage
    "Lender                        Amount              Interest
     ------                  -----------------        ----------

The First National
   Bank of Boston               $15,555,520            19.4444%
Bank of America Illinois        $13,333,280            16.6666%
The Bank of New York            $10,222,240            12.7778%
Credit Lyonnais
   Cayman Island Branch         $10,222,240            12.7778%
Deutsche Bank AG
   New York and/or
   Cayman Island Branch         $10,222,240            12.7778%
Fleet National Bank
   of Massachusetts             $10,222,240            12.7778%
Mellon Bank, N.A.               $10,222,240            12.7778%
                                -----------            --------
Total                           $80,000,000            100.0000%"

      2.6. Amendment to Exhibit 6.16. Exhibit 6.16 to the Credit
Agreement is amended to read in its entirety as set forth in Exhibit 6.16 hereto.


3.     Representations and Warranties.  In order to induce the

Lenders to enter into this Agreement, the Company represents and warrants to each of the Lenders that:


      3.1. Legal Existence, Organization. Each of the Company and the Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and the Subsidiaries has taken, or shall have taken on or prior to the Amendment Date, all corporate or other action required to make the provisions of this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party the valid and enforceable obligations they purport to be.


      3.2. Enforceability. The Company has duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of the Company and is enforceable in accordance with its terms.


      3.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to in or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:



            (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any Subsidiary is a party or by which it is bound, or of the Charter or By-laws of the Company or any Subsidiary;


            (b) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any Subsidiary;


            (c) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any Subsidiary; or


            (d) any redemption, retirement or other repurchase obligation of the Company or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.


      No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

      3.4. No Default. Immediately before and after giving effect to the amendments set forth in Section 2, no Default will exist.


      3.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 7 of the Amended Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof (except to the extent any representation or warranty refers to a specific earlier date).


4. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:


      4.1. Officer's Certificate. The representations and warranties contained in Section 3 shall be true and correct as of the Amendment Date with the same force and effect as though originally made on and as of such date; no Default shall exist on the Amendment Date prior to or immediately after giving effect to this Agreement; as of the Amendment Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on the Amendment Date a certificate to these effects, in substantially the form of Exhibit 4.1, signed by an Executive Officer or a Financial Officer.


      4.2. Legal Opinion. On the Amendment Date, the Lenders shall have received from the general counsel to the Company and the Subsidiaries, hereby authorized and directed by the Company and the Subsidiaries, his opinion with respect to this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby, which opinion shall be in form and substance satisfactory to the Agent.


      4.3. Proper Proceedings. All proper corporate proceedings shall have been taken by each of the Company and the Subsidiaries to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. The Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.


      4.4. Execution by Lenders. Each of the Lenders shall have executed and delivered this Agreement to the Company.


5. Further Assurances. Each of the Company and the Subsidiaries will, promptly upon request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.


6. General. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.

      Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                         THE COLONIAL GROUP, INC.


                                         By Richard A. Silver
                                         Title: Treasurer


                                         THE FIRST NATIONAL BANK OF BOSTON




                                         By John T. Daley
                                         Title: Vice President


                                          Financial Institutions Division
                                          100 Federal Street - 15th Floor
                                          Boston, Massachusetts  02110
                                          Telecopy:  (617) 434-1537
                                          Telex:  940581


                                          BANK OF AMERICA ILLINOIS



                                         By [Illegible]


                                         Title: Vice President


                                          231 South LaSalle Street
                                          Chicago, Illinois  60697
                                          Telecopy:
                                          Telex:


                                          THE BANK OF NEW YORK



                                          By [Illegible]
                                          Title: AVP

                                          One Wall Street
                                          Securities Industry Division
                                          New York, New York  10286
                                          Telecopy: (212) 809-9566
                                          Telex:


                                          CREDIT LYONNAIS CAYMAN ISLAND BRANCH




                                          By Sebastian Rocco
                                             Authorized Signature

                                          c/o Credit Lyonnais
                                          Representative Office
                                          53 State Street Exchange Place

                                           Boston, Massachusetts  02109
                                            Telecopy:  (617) 723-4803
                                            Telex:


                                          DEUTSCHE BANK AG
                                          New York and/or Cayman Island Branch

                                          By F. Dabney Giles
                                          Title: Assistant Vice President


                                          By Peter J. Bassler
                                          Title: Associate

                                          31 W. 52nd Street
                                          New York, New York  10019

                                          FLEET NATIONAL BANK


                                          By [Illegible]
                                          Title: Vice President

                                          75 State Street
                                          Boston, Massachusetts 02109 Telecopy:
                                          Telex:


                                          MELLON BANK, N.A.



                                          By [Illegible]
                                          Title: Vice President

                                          One Mellon Bank Center
                                          Room 350
                                          Pittsburgh, Pennsylvania  15258
                                          Telecopy:  (412) 234-8087
                                          Telex:

                                                                 Exhibit 4.1
                                                                 -----------

                              OFFICER'S CERTIFICATE


Pursuant to Section 4.1 of Amendment No. 4 to the Credit Agreement dated as of April __, 1996 (the "Amendment") among The Colonial Group, Inc., a Massachusetts corporation (the "Company"), the Lenders and the First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders, which amends the Credit Agreement dated as of May 5, 1993, as amended and restated as of December 17, 1993, and as further amended and in effect on the Amendment Date (the "Credit Agreement"), among the Company, the Lenders and the Agent, the Company hereby certifies that the representations and warranties contained in Section 3 of the Amendment are true and correct on and as of the Amendment Date with the same force and effect as though originally made on and as of the Amendment Date; no Default exists on the Amendment Date or will exist immediately after giving effect to the Amendment; and as of the Amendment Date, no Material Adverse Change has occurred.

Terms defined in the Amendment and not otherwise defined herein are used herein with the meanings so defined.

This certificate has been executed by a duly authorized Executive Officer or Financial Officer this ____ day of April, 1996.


                                                  THE COLONIAL GROUP, INC.

                                                  By ________---______________
                                                     Title:

                                  Exhibit 6.16

Class B Shares are shares designated as such in a CDSC Fund prospectus and which were sold prior to the Conversion Date. CDSC Funds may have five Class B Share fee structures. The B1 structure is standard and applies to es in the majority of CDSC funds. The B2B4 structures may be implemented at a future date as a standard addition to the B1 structure on Class B Share purchases at various breakpoints between $100,000 and $1,000,000. The B5 structure presently applies to all Class B Share purchases in a minority of CDSC funds. After the number of years set forth below, Class B Shares convert to Class A Shares with no further Distribution Fee or Redemption Fee. The five fee structures and CDSC Funds to which each is presently applicable follows:

Type of Fee Structure:             B1        B2        B3        B4       B5
Commission Paid:                 4.00%      3.25%     2.25%    1.75%    3.00%
Distribution Fee:                0.75%      0.75%     0.75%    0.75%    0.65
Number of Years Before
 Conversion to

 Class A Shares:                 8.0        5.5       4.0      3.0      8.0
Redemption Fee:
      Year 1                      5%         4%        3%       2%       4%
           2                      4          3         2        2        3
           3                      3           2        1        1        2
           4                      3           2        0                 1
           5                      2           1                          0
           6                      1           0                          0
           7                      0                                      0
           8                      0                                      0

CDSC Funds Presently Utilizing B1 Structure:

      Tax-Exempt Funds
      California Tax-Exempt
      Connecticut Tax-Exempt
      Florida Tax-Exempt
      High Yield Municipal
      Massachusetts Tax-Exempt
      Michigan Tax-Exempt
      Minnesota Tax-Exempt
      New York Tax-Exempt
      North Carolina Tax-Exempt
      Ohio Tax-Exempt Tax-Exempt
      Tax-Exempt Insured
      Municipal Money Market
      Texas Tax-Exempt

      Balanced Funds
      Strategic Balanced

      Equity Funds
      Global Equity
      Growth Shares
      International Fund for Growth
      Global Natural Resources
      Small Stock
      The Colonial Fund
      U.S. Fund For Growth
      Utilities
      Global Utilities
      Newport Japan
      Newport Tiger
      Newport Tiger Cub
      Aggressive Growth
      Equity Income
      International Equity

      Taxable Fixed-Income Funds
      Federal Securities
      High Yield Securities
      High Income & Utilities Income
      Government Money Market
      Strategic Income
      U.S. Government

CDSC Funds Presently Utilizing B5 Structure:
      Adjustable Rate U.S. Government
      Intermediate Tax-Exempt

CDSC Funds shall include each Fund utilizing the B1-B4 structure or the B5 structure.